UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2021

MarineMax, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		727-531-1700

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On May 2, 2021, under the Stock Purchase Agreement (the “Purchase Agreement”), dated May 2, 2021, by and among (a) Kenneth C. Stock, Georgia Stock and the Kenneth C. Stock and Georgia Stock 2020 Trust (each, a “Seller” and collectively, the “Sellers”); (b) Kenneth C. Stock, as the representative of the Sellers; and (c) MarineMax Products, Inc., a Florida corporation (the “Buyer”) and a wholly-owned subsidiary of MarineMax, Inc., a Florida corporation (“MarineMax”), the Buyer acquired all of the outstanding capital stock of KSC International Inc., a Wisconsin corporation (“KCS”), for an aggregate purchase price of $62,700,000, subject to certain customary closing and post-closing adjustments. The Sellers will be subject to certain customary post-closing covenants and indemnities.

This description of the Purchase Agreement and the transactions contemplated by the Purchase Agreement is not complete and is qualified in its entirety by the complete terms and conditions of the Purchase Agreement, a copy of which MarineMax expects to file as an exhibit to MarineMax’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

On May 3, 2021, MarineMax issued a press release announcing the acquisition. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Press release of MarineMax, Inc. dated May 3, 2021, entitled “MarineMax Acquires Cruisers Yachts”.

Exhibit Index

Exhibit No.	Description

99.1	Press release of MarineMax, Inc. dated May 3, 2021, entitled “MarineMax Acquires Cruisers Yachts”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
May 5, 2021